STOCKHOLDERS' EQUITY	12 Months Ended
Feb. 28, 2014
Notes to Financial Statements
Note 7 - STOCKHOLDERS' EQUITY

During the year ended February 28, 2014, the number of shares of our common stock outstanding increased by 25.1 million shares, primarily as a result of sales of our common stock.

On October 4, 2013, we completed a $9.6 million financing transaction with 13 investors. The investors purchased units of our securities at $0.40 per unit. Each unit consisted of 1 share of our common stock and a warrant to purchase 0.3 shares of our common stock. An aggregate of approximately 23.9 million shares of our common stock and warrants to purchase up to 7.2 million shares of our common stock were purchased in the financing. The warrants have a five year term and an exercise price of $0.60 per share.

We also issued to the placement agent, for services rendered in connection with the financing and for previously rendered services, 354,310 shares of common stock, a 10-year warrant to purchase up to 596,875 shares of common stock and a 5-year warrant to purchase up to 106,293 shares of common stock. Both warrants have an exercise price of $0.60 per share.

During the year ended February 28, 2014, we issued 268,380 shares of common stock to our independent directors for payment of fees pursuant to the Board of Director’s compensation plan, 100,000 shares to a consultant for services, and 500,000 shares to legal counsel for services.

During the year ended February 28, 2013, we issued 22.0 million shares of common stock in connection with two public offerings of shares registered on a Form S-3 shelf registration statement which became effective with the SEC in July 2011.

•	On October 3, 2012, we sold 8.5 million shares of common stock at a price to the public of $0.80 per share. We also issued warrants to purchase an additional 2.125 million shares of common stock at an exercise price of $0.96 per share. We raised $6.2 million in proceeds, net of $0.6 million in costs related to the offering.
•	On February 4, 2013, we sold 13.5 million shares of common stock at a price to the public of $0.49 per share. We also issued warrants to purchase an additional 6.7 million shares of common stock at an exercise price of $0.66 per share. We raised $5.9 million in proceeds, net of $0.7 million in costs related to the offering.

During the year ended February 28, 2013, we issued approximately 9.2 million shares of common stock as acquisition related contingent consideration in accordance with the purchase of Hipcricket, Inc.  We also issued approximately 1.9 million shares of common stock in connection with the acquisition of all of the outstanding common stock and preferred stock of GEOS, the assets of which comprise patents and intellectual property.  See Note 3.

During the year ended February 28, 2013, we issued approximately 1.6 million shares of common stock for option and warrant exercises and 500,000 shares of common stock to our legal counsel for services rendered to us related to corporate transactions and financial reporting.